THE FIRST TRUST (REGISTERED TRADEMARK) SPECIAL SITUATIONS TRUST, SERIES 165

               OILFIELD SERVICES GROWTH TRUST, SERIES 1

           Supplement to the Prospectus dated October 1, 1996

Notwithstanding anything to the contrary in the Prospectus, effective November 20, 1996, the Trust's Managing Underwriter, Rauscher Pierce Refsnes, Inc., will receive a gross sales commission of 3.4% of the Public Offering Price per Unit sold.

November 20, 1996